EXHIBIT 10.1

THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  ACCORDINGLY, THE SHARES OF COMMON STOCK MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO “U.S. PERSONS,” AS DEFINED UNDER REGULATION S UNDER THE SECURITIES ACT OF 1933, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ARE SUBJECT TO AN EXEMPTION FROM REGISTRATION.

BRAINSTORM CELL THERAPEUTICS INC.

SUBSCRIPTION AGREEMENT

Reytalon Ltd.
Address: 154 Begin Road, Tel Aviv, Israel
Attention:  Ms. Yehudit Freidman

Ladies and Gentlemen:

BrainStorm Cell Therapeutics Inc. (the “Company”) is offering (the “Offering”), pursuant to Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), to sell and issue up to 1,250,000 shares of the Company’s common stock, $.00005 par value per share (“Common Shares”) at a price per share of $0.20 (the “Price Per Share”).

There is no minimum number of subscriptions required to close on any part of the Offering.

In connection with the Offering, the undersigned hereby agrees to purchase and hereby subscribes for the number of Common Shares set forth on the signature page of this Subscription Agreement at the Price Per Share and tenders herewith a wire transfer (or other funding satisfactory to the Company) for the full amount of the purchase price thereof.

a)           The undersigned hereby represents, warrants and covenants as follows:

i)           The undersigned is aware that the Common Shares have not been registered under the Securities Act and are being offered and sold under Regulation S promulgated under the Securities Act, which provides an exemption from registration otherwise required by the Securities Act, and makes the following representations, declarations and warranties with the intent that the same shall be relied upon in determining its suitability as a shareholder of the Company:

(1)           the Common Shares hereby subscribed for are being acquired by the undersigned in good faith for its own account; alternatively, if the undersigned is purchasing Common Shares for one or more principals, it makes the representations, warranties and covenants of this Subscription Agreement on behalf of those principals.  The undersigned will be the sole party in interest in the Common Shares and as such will be vested with all legal and equitable rights in the Common Shares; and

ii)           The undersigned recognizes that no government or governmental agency has recommended or endorsed the purchase of the Common Shares, and that the Company is relying on the truth and accuracy of the undersigned’s representations, declarations and warranties in selling the Common Shares subscribed for herein to the undersigned without first having registered the same under the Securities Act.

iii)           The offer to sell the Common Shares was not communicated to the undersigned while the undersigned was in the United States of America, its territories or possessions (the “United States”), and this Subscription Agreement was entered into outside of the United States.

iv)           The undersigned is not purchasing the Common Shares with a view to, or for sale in connection with any, distribution of the Common Shares in the United States or for the account(s) of any U.S. person.  The undersigned hereby (i) certifies that he or it is a Non-U.S. Person (as such term is defined in Regulation S and in Appendix A hereto) and is not acquiring the Common Shares for the account or benefit of a “U.S. Person”; (ii) agrees that any resale of the Common Shares by the undersigned shall be in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration thereunder; and (iii) agrees not to engage in any hedging transactions with regard to such Common Shares unless in compliance with the Securities Act.  In accordance with Regulation S, the undersigned hereby acknowledges (i) that the Company will refuse to register any transfer of Common Shares unless such transfer is made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and (2) that the certificates representing the Common Shares sold to the undersigned will bear a legend substantially similar to the legend at the top of the first page of this Subscription Agreement.

v)           The undersigned acknowledges that the purchase of the Common Shares is a speculative investment involving a high degree of risk and any estimates and predictions that may have been made by the Company merely represent predictions of future events, which may or may not occur and are based on assumptions, which may or may not occur.  As a consequence, such predictions may not be relied upon to indicate the actual results, which might be attained.  The undersigned has carefully reviewed the Company’s filings with the Securities Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, Proxy Statement on Schedule 14A dated February 28, 2005, Quarterly Reports on Form 10-Q for the quarters ending September 30, 2009, June 30, 2009, and March 31, 2009, and Current Reports on Form 8-K for the past 12 months (the “Securities Filings”) and understands and has evaluated the risks of a purchase of the Common Shares. Such risks are set forth in the section of the 10-Q for the Quarterly Period ended September 30, 2009 entitled “Risk Factors.”  The undersigned (without derogating from any representations made by the Company hereunder) further verifies that the undersigned:

(1)           has been provided an opportunity to obtain any additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without reasonable effort or expense; and

(2)           has been given the opportunity to ask questions of, and receive answers from, the Company and its management concerning the terms and conditions of the Offering and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Securities Filings or that which was otherwise provided in order for the undersigned to evaluate the merits and risks of an investment in the Common Shares to the extent the Company possesses such information or can acquire it without reasonable effort or expense, and has not been furnished any other offering literature or prospectus.

vi)           The undersigned agrees to fully indemnify, defend and hold harmless the Company, its management, directors, advisers, consultants, representatives, and each of their affiliates, employees and agents from any and all claims, actions and causes of action whatsoever which may result from a breach or an alleged breach of the representations, warranties and acknowledgments contained herein.

vii)           The undersigned represents and warrants that if the undersigned is executing this Subscription Agreement in a representative or fiduciary capacity, the undersigned has full power and authority to execute and deliver the Subscription Agreement on behalf of the subscribing corporation, partnership, trust or other entity for whom the undersigned is executing this Subscription Agreement, and such corporation, partnership, trust or other entity has full right and power to enter into and perform this Subscription Agreement.

viii)           The undersigned represents and warrants that it is not a dealer in securities or, if the undersigned is a dealer in securities, the undersigned is acquiring the Common Shares for the account of a beneficial owner that (a) is not a dealer in securities and (b) is acquiring the Common Shares for investment purposes only and not with a view to resell them.

b)           The Company hereby represents warrants and covenants as set forth in Appendix B hereto.

c)           The parties further agree as follows:

i)           The Company will use its best efforts to maintain its status as a Reporting Issuer, as defined in Regulation S.

ii)           The Company shall have the right to accept or reject this Subscription Agreement, in whole or in part, for any reason.  The undersigned understands that the Company will notify it promptly upon rejection of this Subscription Agreement.  If the Company rejects this Subscription Agreement, the Company will promptly return all amounts paid hereunder without interest, and if such repayment has not been completed within 5 business days following receipt by the Company of payment hereunder, the Company shall be deemed to have accepted this Subscription Agreement.  If the Company accepts this Subscription Agreement in whole or in part, all of the provisions hereof shall become binding upon and shall inure to the benefit of the parties hereto and their respective heirs, permitted assigns, executors, administrators or successors; provided, that neither this Subscription Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by either of the parties hereto without the prior written consent of the other party.  This Subscription Agreement is not intended to confer upon any person other than the parties hereto and their permitted successors and assigns any rights or remedies hereunder.

iii)           Except as otherwise provided herein, this Subscription Agreement may not be amended, modified or supplemented, except in writing signed by the parties hereto.

iv)           All notices or other communications given or made with respect to the Common Shares shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned’s address set forth on the signature page below.

v)           This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

vi)           All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

vii)           This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

viii)           The subscription of the Common Shares was offered and purchased in the country named on the signature page to this Subscription Agreement.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the New York, United States of America.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 24th day January of 2010.

Israeli Company		Reytalon Ltd.
Citizenship		Print Name of Subscriber

154 Begin road, Tel Aviv, Israel
Address		(By: Avner Shiner)

Ramat Gan	Israel	/s/ Avner Shiner
City	Country	Signature of Subscriber or
Duly Appointed Agent

+972 3 608 3455
Telephone Number(s)

Number of Common Shares Subscribed For: 1,250,000 Common Shares at a Price Per Share of $0.20.

Country in which Offer and Sale was Made: Israel

Accepted and Agreed to:

________________________
Brainstorm Cell Therapeutics Inc.

By:  /s/ Rami Efrati

Name:  Rami Efrati
Title:    CEO

Dated: January   24, 2010

Appendix A

Definition of U.S. Person

a)           “U.S. person” means:

i)           any natural person resident in the United States;

ii)           any partnership or corporation organized or incorporated under the laws of the United States;

iii)           any estate of which any executor or administrator is a U.S. person;

iv)           any trust of which any trustee is a U.S. person;

v)           any agency or branch of a foreign entity located in the United States;

vi)           any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vii)           any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

viii)           any partnership or corporation if:

(1)           organized or incorporated under the laws of any foreign jurisdiction; and

(2)           formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act who are not natural persons, estates or trusts.

b)           Notwithstanding paragraph (1) of this section, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a “U.S. person.”

c)           Notwithstanding paragraph (1) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

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i)           an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

ii)           the estate is governed by foreign law.

d)           Notwithstanding paragraph (1) of this section, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

e)           Notwithstanding paragraph (1) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

f)           Notwithstanding paragraph (1) of this section, any agency or branch of a U.S. person located outside the United States shall not be deemed a “U.S. person” if:

i)           the agency or branch operates for valid business reasons; and

ii)           the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

g)           The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed “U.S. persons.”

Rule 902(o), General Rules and Regulations Under the Securities Act of 1933

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Appendix B

Representations and Warranties f the Company

1.           Authority Relative to this Subscription Agreement.  The Company has all necessary corporate power and authority to execute and deliver this Subscription Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Subscription Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the board of directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Subscription Agreement or to consummate the transactions contemplated hereby.  This Subscription Agreement, when duly accepted by the Company, will constitute, assuming the due authorization, execution and delivery hereof by the other parties hereto, the valid, legal and binding agreements of the Company enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

2.           Consents and Approvals; No Violations.  Except for such filings, permits, authorizations, consents, and approvals as are listed in Schedule B-2 hereto, no filing with or notice to, and no permit, authorization, consent or approval of any court or tribunal, or administrative, governmental or regulatory body, agency or authority is necessary for the execution and delivery by the Company of this Subscription Agreement or the consummation by the Company of the transactions contemplated hereby.  Neither the execution, delivery and performance of this Subscription Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation and By-Laws of the Company, (ii) result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or security interest) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of the Company's subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to the Company or any of the Company's subsidiaries or any of their respective properties or assets.

3.           Securities Filings; Financial Statements.

3.1           The Securities Filings complied at the time of filing in all material respects with all applicable requirements of the U.S. Exchange Act.  None of the Securities Filings, including any financial statements or schedules included or incorporated by reference therein, contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, except to the extent superseded by a periodic report under the U.S. Exchange Act filed subsequently and prior to the date hereof.  The audited and any unaudited consolidated financial statements of the Company included in the Securities Filings fairly present in conformity in all material respects with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto and except for the absence of footnotes in the unaudited financial statements), the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of any interim financial statements, to normal year-end adjustments).

3.2           No change in the business, assets, liabilities, condition (financial or other), or results of operations of the Company has occurred between the date of filing of the most recent Securities Filing filed prior to the date hereof with the SEC that would cause such Securities Filing, including the financial statements and schedules included therein, to contain, as of the date hereof, any untrue statement of a material fact or to omit to state a material fact that would be required to be stated or incorporated by reference therein or that would be necessary in order to make the statements contained therein, as of the date hereof, not misleading.

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